UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06671

Deutsche Global High Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2016

Semiannual Report
to Shareholders

Deutsche Global High Income Fund, Inc.

Ticker Symbol: LBF

Contents

3 Performance Summary

6 Important Notice

7 Portfolio Management Team

8 Portfolio Summary

11 Investment Portfolio

31 Statement of Assets and Liabilities

32 Statement of Operations

33 Statement of Cash Flows

34 Statement of Changes in Net Assets

35 Financial Highlights

36 Notes to Financial Statements

50 Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

51 Dividend Reinvestment and Cash Purchase Plan

55 Additional Information

57 Privacy Statement

The fund's primary investment objective is to seek high current income; capital appreciation is a secondary investment objective.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Leverage results in additional risks and can magnify the effect of any gains or losses.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Return as of 4/30/16
	6-Month‡	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.41%	–0.12%	6.43%	6.64%
Based on Market Price(a)	4.30%	3.27%	7.22%	7.28%
JPMorgan Emerging Markets Bond Global Diversified Index(b)	5.35%	4.33%	6.30%	7.39%
Morningstar Closed-End Emerging Markets Bond Funds Category (based on Net Asset Value)(c)	5.01%	–1.70%	1.49%	6.44%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2016 was 2.51% (1.95% excluding interest expense).

b The unmanaged, unleveraged JPMorgan Emerging Markets Bond Global Diversified Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

c Morningstar's Closed-End Emerging Markets Bond Funds category represents portfolios that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East and Asia make up the rest. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End Emerging Markets Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 4/30/16	As of 10/31/15
Net Asset Value	$ 8.53	$ 8.55
Market Price	$ 8.03	$ 7.98

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 4/30/16: Income Dividends	$ .28
April Income Dividend	$ .0480
Current Annualized Distribution Rate (based on Net Asset Value) as of 4/30/16†	6.75%
Current Annualized Distribution Rate (based on Market Price) as of 4/30/16†	7.17%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on April 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Important Notice

At the Fund's 2015 Annual Meeting of Stockholders held on September 30, 2015, the Fund's stockholders approved an amendment to the Fund's Articles of Incorporation, limiting the Fund's term of existence until September 30, 2017, or such earlier date as may be determined by the Fund's Board, at which time the Fund will be liquidated.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with 6 years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Bonds 133.1%
Argentina 0.5%
Republic of Argentina, 144A, 6.875%, 4/22/2021 (Cost $240,000)		240,000	247,200
Austria 0.2%
JBS Investments GmbH, 144A, 7.25%, 4/3/2024 (Cost $125,000)		125,000	120,938
Belgium 1.2%
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023 (Cost $624,651)		595,000	636,055
Bermuda 0.6%
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		65,000	52,894
144A, 8.25%, 9/30/2020		147,000	134,137
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		85,000	86,381
Viking Cruises Ltd., 144A, 6.25%, 5/15/2025		85,000	68,000
(Cost $385,678)			341,412
Brazil 0.0%
Independencia International Ltd., REG S, 12.0%, 12/30/2016* (Cost $1,014,646)		577,088	0
Canada 7.1%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		45,000	46,125
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		665,000	578,550
144A, 6.0%, 10/15/2022		65,000	55,283
Cascades, Inc., 144A, 5.5%, 7/15/2022		35,000	33,775
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		185,000	189,856
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		30,000	27,825
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		72,000	58,680
Garda World Security Corp., 144A, 7.25%, 11/15/2021		50,000	40,375
Masonite International Corp., 144A, 5.625%, 3/15/2023		70,000	73,150
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		25,000	25,890
Novelis, Inc., 8.75%, 12/15/2020		130,000	134,225
Open Text Corp., 144A, 5.625%, 1/15/2023		65,000	66,625
Teck Resources Ltd., 2.5%, 2/1/2018		700,000	665,000
Telesat Canada, 144A, 6.0%, 5/15/2017		1,025,000	1,023,770
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		120,000	106,275
144A, 5.875%, 5/15/2023		105,000	87,937
144A, 6.125%, 4/15/2025		310,000	258,968
144A, 7.5%, 7/15/2021		245,000	224,175
Videotron Ltd., 5.0%, 7/15/2022		230,000	238,625
(Cost $4,087,741)			3,935,109
Cayman Islands 1.6%
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		500,000	564,710
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		320,000	325,600
(Cost $817,890)			890,310
Chile 0.5%
Inversiones CMPC SA, 144A, 4.375%, 5/15/2023 (Cost $248,120)		250,000	255,368
Croatia 6.0%
Republic of Croatia:
144A, 6.25%, 4/27/2017		280,000	290,920
144A, 6.375%, 3/24/2021		1,770,000	1,937,318
REG S, 6.625%, 7/14/2020		1,000,000	1,096,500
(Cost $3,036,579)			3,324,738
Dominican Republic 2.0%
Dominican Republic, 144A, 7.5%, 5/6/2021 (Cost $1,037,839)		1,000,000	1,095,000
France 5.9%
Autodis SA, 144A, 6.5%, 2/1/2019	EUR	135,000	159,862
BUT SAS, 144A, 7.375%, 9/15/2019	EUR	185,000	221,719
Crown European Holdings SA:
144A, 3.375%, 5/15/2025	EUR	390,000	449,361
144A, 4.0%, 7/15/2022	EUR	310,000	381,588
Europcar Groupe SA, 144A, 5.75%, 6/15/2022	EUR	255,000	306,184
Financiere Gaillon 8 SAS, 144A, 7.0%, 9/30/2019	EUR	215,000	254,802
HomeVi SAS, 144A, 6.875%, 8/15/2021	EUR	280,000	340,813
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	100,000	106,003
Numericable-SFR:
144A, 4.875%, 5/15/2019		125,000	129,625
144A, 6.0%, 5/15/2022		200,000	200,260
144A, 7.375%, 5/1/2026		205,000	208,075
Paprec Holding, 144A, 5.25%, 4/1/2022	EUR	295,000	334,412
SPCM SA, 144A, 6.0%, 1/15/2022		185,000	188,700
(Cost $3,408,295)			3,281,404
Germany 2.5%
FTE Verwaltungs GmbH, 144A, 9.0%, 7/15/2020	EUR	485,000	585,310
HP Pelzer Holding GmbH, 144A, 7.5%, 7/15/2021	EUR	330,000	401,030
Techem GmbH, 144A, 6.125%, 10/1/2019	EUR	200,000	239,693
Unitymedia Hessen GmbH & Co., KG, 144A, 4.0%, 1/15/2025	EUR	110,000	130,193
(Cost $1,416,225)			1,356,226
Greece 0.2%
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020 (Cost $100,397)		100,000	103,875
Hungary 4.0%
Republic of Hungary, 5.375%, 2/21/2023 (Cost $2,172,155)		2,000,000	2,203,860
Indonesia 2.5%
Perusahaan Penerbit SBSN, 144A, 4.0%, 11/21/2018 (Cost $1,322,761)		1,300,000	1,352,000
Ireland 2.5%
AerCap Ireland Capital Ltd.:
4.625%, 10/30/2020		160,000	166,400
5.0%, 10/1/2021		500,000	527,500
Allegion PLC, 5.875%, 9/15/2023		80,000	84,800
Ardagh Packaging Finance PLC:
144A, 4.25%, 1/15/2022	EUR	100,000	115,793
144A, 7.25%, 5/15/2024 (b)		200,000	200,000
144A, 9.125%, 10/15/2020		250,000	263,125
Endo Ltd., 144A, 6.0%, 2/1/2025		50,000	47,750
(Cost $1,398,558)			1,405,368
Israel 0.1%
B Communications Ltd., 144A, 7.375%, 2/15/2021 (Cost $60,000)		60,000	64,950
Italy 2.8%
Astaldi SpA, 144A, 7.125%, 12/1/2020	EUR	880,000	1,027,710
LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	120,000	143,074
Snai SpA, 144A, 12.0%, 12/15/2018	EUR	315,000	369,355
(Cost $1,758,497)			1,540,139
Japan 2.2%
SoftBank Group Corp., REG S, 5.375%, 7/30/2022 (Cost $1,198,737)		1,180,000	1,233,100
Kazakhstan 2.7%
KazMunayGas National Co. JSC:
144A, 7.0%, 5/5/2020		200,000	213,040
REG S, 9.125%, 7/2/2018		1,150,000	1,259,250
(Cost $1,333,439)			1,472,290
Lithuania 3.2%
Republic of Lithuania:
144A, 6.125%, 3/9/2021		1,000,000	1,159,800
144A, 7.375%, 2/11/2020		500,000	591,825
(Cost $1,517,231)			1,751,625
Luxembourg 6.5%
Altice Financing SA:
144A, 7.5%, 5/15/2026 (b)		220,000	220,275
144A, 7.875%, 12/15/2019		200,000	208,340
Altice Finco SA, 144A, 9.875%, 12/15/2020		200,000	217,250
Altice Luxembourg SA, 144A, 7.25%, 5/15/2022	EUR	110,000	128,160
ArcelorMittal:
5.125%, 6/1/2020		80,000	78,800
6.25%, 8/5/2020		330,000	338,250
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		20,000	19,200
Empark Funding SA, 144A, 6.75%, 12/15/2019	EUR	210,000	254,828
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		165,000	104,259
144A, 8.0%, 2/15/2024		165,000	170,775
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		25,000	24,000
144A, 5.625%, 10/15/2023		50,000	46,875
Matterhorn Telecom Holding SA, 144A, 4.875%, 5/1/2023	EUR	550,000	588,142
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	195,000
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		210,000	213,413
Play Finance 1 SA, 144A, 6.5%, 8/1/2019	EUR	100,000	119,131
Play Finance 2 SA, 144A, 5.25%, 2/1/2019	EUR	200,000	235,097
Telenet Finance V Luxembourg SCA:
144A, 6.25%, 8/15/2022	EUR	110,000	136,045
144A, 6.75%, 8/15/2024	EUR	110,000	141,070
Wind Acquisition Finance SA:
144A, 3.751%**, 7/15/2020	EUR	100,000	110,955
144A, 6.5%, 4/30/2020		30,000	30,150
(Cost $3,730,076)			3,580,015
Mexico 0.3%
Petroleos Mexicanos, 5.5%, 6/27/2044 (Cost $214,037)		215,000	189,200
Netherlands 4.7%
Cable Communications Systems NV, 144A, 7.5%, 11/1/2020	EUR	100,000	121,089
Constellium NV, 144A, 7.875%, 4/1/2021		250,000	257,500
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		310,000	316,820
5.25%, 4/15/2023		700,000	707,903
NXP BV, 144A, 3.75%, 6/1/2018		65,000	66,544
Schaeffler Finance BV, 144A, 4.75%, 5/15/2021		200,000	205,500
Schaeffler Holding Finance BV, 144A, 5.75%, 11/15/2021	EUR	380,000	465,377
United Group BV, 144A, 7.875%, 11/15/2020	EUR	270,000	327,714
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	130,000	146,549
(Cost $2,594,657)			2,614,996
Panama 3.7%
Republic of Panama, 3.75%, 3/16/2025 (Cost $1,976,000)		2,000,000	2,060,000
Peru 3.0%
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		325,000	323,375
Republic of Peru, 7.35%, 7/21/2025		1,000,000	1,338,500
(Cost $1,620,547)			1,661,875
Philippines 4.6%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (Cost $1,904,704)		1,800,000	2,540,250
Poland 0.7%
Republic of Poland, 3.0%, 3/17/2023 (Cost $405,568)		400,000	403,500
Romania 3.8%
Republic of Romania, 144A, 4.375%, 8/22/2023 (Cost $2,129,089)		2,000,000	2,125,180
Russia 0.4%
MMC Finance Ltd., 144A, 5.55%, 10/28/2020 (Cost $200,000)		200,000	209,500
Serbia 2.0%
Republic of Serbia:
REG S, 6.75%, 11/1/2024		216,275	222,501
144A, 7.25%, 9/28/2021		760,000	860,927
(Cost $944,680)			1,083,428
Spain 0.2%
Campofrio Food Group SA, 144A, 3.375%, 3/15/2022 (Cost $111,755)	EUR	100,000	117,667
Sri Lanka 0.9%
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019 (Cost $500,000)		500,000	498,752
Sweden 0.4%
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (Cost $210,000)		210,000	209,475
Turkey 1.1%
Arcelik AS, 144A, 5.0%, 4/3/2023		435,000	424,270
Yapi ve Kredi Bankasi AS, 144A, 5.25%, 12/3/2018		200,000	207,507
(Cost $629,469)			631,777
United Kingdom 3.1%
Jaguar Land Rover Automotive PLC, 144A, 3.5%, 3/15/2020		310,000	310,000
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	205,000	217,866
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		990,000	992,851
144A, 5.5%, 8/15/2026		200,000	201,126
(Cost $1,732,613)			1,721,843
United States 42.1%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		20,000	20,650
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		160,000	168,400
ADT Corp.:
3.5%, 7/15/2022		35,000	32,113
5.25%, 3/15/2020		85,000	88,400
6.25%, 10/15/2021		130,000	134,488
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		70,000	73,850
Air Lease Corp., 4.75%, 3/1/2020		50,000	52,500
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	61,200
Ally Financial, Inc.:
3.25%, 2/13/2018		90,000	90,000
3.5%, 1/27/2019		165,000	163,969
4.125%, 3/30/2020		90,000	91,687
5.75%, 11/20/2025		210,000	212,625
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		220,000	222,200
AMC Entertainment, Inc., 5.875%, 2/15/2022		45,000	46,688
AMC Networks, Inc., 5.0%, 4/1/2024		275,000	275,344
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	72,295
7.0%, 5/20/2022		50,000	52,813
Antero Resources Corp.:
5.125%, 12/1/2022		95,000	91,200
5.375%, 11/1/2021		65,000	62,887
5.625%, 6/1/2023		60,000	58,200
Aramark Services, Inc., 5.125%, 1/15/2024		60,000	63,450
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		45,000	39,825
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		290,000	299,425
Ashland, Inc., 3.875%, 4/15/2018		205,000	210,637
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		160,000	168,800
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		5,000	4,288
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		140,000	128,450
5.5%, 4/1/2023		165,000	157,707
Ball Corp.:
3.5%, 12/15/2020	EUR	300,000	369,279
4.375%, 12/15/2023	EUR	300,000	373,573
5.25%, 7/1/2025		75,000	78,891
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		60,000	63,750
Berry Plastics Corp., 5.5%, 5/15/2022		100,000	103,187
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	57,525
Boyd Gaming Corp., 6.875%, 5/15/2023		50,000	51,875
Caleres, Inc., 6.25%, 8/15/2023		40,000	40,800
Calpine Corp.:
5.375%, 1/15/2023		60,000	60,525
5.75%, 1/15/2025		60,000	60,600
Cardtronics, Inc., 5.125%, 8/1/2022		35,000	35,088
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	72,000
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		125,000	127,500
144A, 5.5%, 5/1/2026		530,000	540,600
144A, 5.875%, 4/1/2024		110,000	115,225
144A, 5.875%, 5/1/2027		155,000	158,875
CDW LLC:
5.5%, 12/1/2024		95,000	99,987
6.0%, 8/15/2022		110,000	117,769
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		20,000	20,550
Series T, 5.8%, 3/15/2022		400,000	395,000
Series S, 6.45%, 6/15/2021		165,000	168,300
Series W, 6.75%, 12/1/2023		115,000	113,275
Series Y, 7.5%, 4/1/2024		175,000	175,437
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		99,000	93,307
144A, 6.375%, 9/15/2020		70,000	71,665
Chemours Co., 144A, 6.125%, 5/15/2023	EUR	100,000	101,337
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		51,000	52,403
CIT Group, Inc.:
3.875%, 2/19/2019		235,000	236,175
4.25%, 8/15/2017		425,000	431,109
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		70,000	67,900
Series B, 6.5%, 11/15/2022		185,000	185,925
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		50,000	49,750
CNH Industrial Capital LLC, 3.25%, 2/1/2017		150,000	150,187
CNO Financial Group, Inc.:
4.5%, 5/30/2020		25,000	25,750
5.25%, 5/30/2025		50,000	51,469
CommScope, Inc.:
144A, 4.375%, 6/15/2020		40,000	41,300
144A, 5.0%, 6/15/2021		60,000	60,900
Community Health Systems, Inc., 5.125%, 8/1/2021		400,000	401,164
Concho Resources, Inc., 5.5%, 4/1/2023		170,000	171,275
Continental Resources, Inc.:
4.5%, 4/15/2023		200,000	178,625
5.0%, 9/15/2022		300,000	280,125
Cott Beverages, Inc.:
5.375%, 7/1/2022		120,000	123,300
6.75%, 1/1/2020		50,000	52,375
Covanta Holding Corp., 5.875%, 3/1/2024		45,000	44,550
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		30,000	29,925
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		30,000	27,375
CSC Holdings LLC, 5.25%, 6/1/2024		65,000	59,150
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		55,000	53,350
CyrusOne LP, 6.375%, 11/15/2022		70,000	73,893
D.R. Horton, Inc., 4.0%, 2/15/2020		30,000	31,125
Dana Holding Corp., 5.5%, 12/15/2024		50,000	48,625
DCP Midstream Operating LP, 2.7%, 4/1/2019		100,000	93,810
Delphi Corp., 5.0%, 2/15/2023		45,000	47,813
Denali International LLC, 144A, 5.625%, 10/15/2020		80,000	84,200
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	22,594
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		130,000	135,037
144A, 5.75%, 3/1/2023		105,000	112,119
Dynegy, Inc.:
7.375%, 11/1/2022		75,000	74,083
7.625%, 11/1/2024		135,000	131,962
E*TRADE Financial Corp.:
4.625%, 9/15/2023		60,000	60,732
5.375%, 11/15/2022		50,000	53,076
EarthLink Holdings Corp., 7.375%, 6/1/2020		40,000	41,800
Endo Finance LLC:
144A, 5.75%, 1/15/2022		40,000	39,200
144A, 5.875%, 1/15/2023		55,000	52,663
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		25,000	16,250
EnerSys, 144A, 5.0%, 4/30/2023		15,000	14,925
Entegris, Inc., 144A, 6.0%, 4/1/2022		40,000	41,200
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		65,000	67,925
(REIT), 5.375%, 4/1/2023		120,000	125,400
(REIT), 5.75%, 1/1/2025		50,000	52,314
(REIT), 5.875%, 1/15/2026		55,000	58,197
First Data Corp., 144A, 7.0%, 12/1/2023		100,000	102,750
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		10,000	10,100
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		50,000	53,000
Fresenius Medical Care U.S. Finance II, Inc., 144A, 6.5%, 9/15/2018		20,000	21,974
Fresenius U.S. Finance II, Inc., 144A, 4.5%, 1/15/2023		505,000	517,625
Frontier Communications Corp.:
6.25%, 9/15/2021		40,000	37,200
7.125%, 1/15/2023		50,000	44,250
8.125%, 10/1/2018		600,000	646,500
144A, 10.5%, 9/15/2022		185,000	190,341
Gates Global LLC, 144A, 6.0%, 7/15/2022		45,000	39,150
Global Partners LP, 7.0%, 6/15/2023		75,000	63,046
GLP Capital LP:
4.375%, 4/15/2021		45,000	46,013
5.375%, 4/15/2026		150,000	156,375
Goodyear Tire & Rubber Co.:
5.125%, 11/15/2023		60,000	61,950
6.5%, 3/1/2021		150,000	157,969
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		125,000	123,750
144A, 5.25%, 12/15/2023		215,000	213,925
Gulfport Energy Corp., 6.625%, 5/1/2023		30,000	29,100
HCA, Inc.:
5.25%, 6/15/2026		180,000	186,975
5.875%, 2/15/2026		230,000	238,625
6.5%, 2/15/2020		165,000	182,737
7.5%, 2/15/2022		120,000	135,900
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		75,000	78,750
144A, 5.75%, 4/15/2024		55,000	57,681
7.5%, 7/15/2020		30,000	31,838
Hexion, Inc., 6.625%, 4/15/2020		55,000	46,063
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		45,000	41,850
144A, 5.75%, 10/1/2025		115,000	108,387
Hologic, Inc., 144A, 5.25%, 7/15/2022		30,000	31,425
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	25,188
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		30,000	33,375
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021		110,000	115,294
144A, 5.0%, 11/15/2025		60,000	63,075
Huntsman International LLC, 5.125%, 4/15/2021	EUR	410,000	483,329
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	41,000
International Lease Finance Corp.:
3.875%, 4/15/2018		100,000	101,500
6.25%, 5/15/2019		35,000	37,975
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		65,000	59,800
144A, 7.25%, 6/1/2021		95,000	97,375
Kaiser Aluminum Corp., 144A, 5.875%, 5/15/2024 (b)		90,000	92,137
Laredo Petroleum, Inc., 6.25%, 3/15/2023		90,000	83,925
Lennar Corp., 4.75%, 11/15/2022		90,000	91,350
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		80,000	81,200
5.375%, 8/15/2022		175,000	178,937
144A, 5.375%, 1/15/2024		60,000	60,900
5.375%, 5/1/2025		65,000	66,137
6.125%, 1/15/2021		30,000	31,425
LifePoint Health, Inc.:
5.5%, 12/1/2021		55,000	57,200
5.875%, 12/1/2023		90,000	94,275
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		10,000	10,325
144A, 7.0%, 9/1/2020		70,000	73,325
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024		45,000	49,725
Mediacom Broadband LLC, 5.5%, 4/15/2021		10,000	10,225
Memorial Resource Development Corp., 5.875%, 7/1/2022		45,000	40,950
Meritor, Inc.:
6.25%, 2/15/2024		50,000	44,625
6.75%, 6/15/2021		60,000	56,700
MGP Escrow Issuer LLC, 144A, 5.625%, 5/1/2024		110,000	114,675
Micron Technology, Inc.:
144A, 5.25%, 8/1/2023		80,000	64,641
144A, 7.5%, 9/15/2023		180,000	186,300
Moog, Inc., 144A, 5.25%, 12/1/2022		45,000	45,450
Morgan Stanley, Series H, 5.45%, 7/29/2049		35,000	33,338
MPT Operating Partnership LP:
(REIT), 5.75%, 10/1/2020	EUR	185,000	223,326
(REIT), 6.375%, 3/1/2024		115,000	122,475
NCR Corp.:
5.875%, 12/15/2021		10,000	10,325
6.375%, 12/15/2023		25,000	26,000
Neptune Finco Corp., 144A, 10.125%, 1/15/2023		200,000	219,500
Newfield Exploration Co., 5.375%, 1/1/2026		45,000	44,550
NGL Energy Partners LP, 5.125%, 7/15/2019		50,000	42,000
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		45,000	45,900
Nortek, Inc., 8.5%, 4/15/2021		70,000	72,800
NRG Energy, Inc., 6.25%, 5/1/2024		185,000	180,375
Oasis Petroleum, Inc., 6.875%, 3/15/2022		65,000	58,012
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		80,000	81,800
Oshkosh Corp.:
5.375%, 3/1/2022		37,000	38,156
5.375%, 3/1/2025		5,000	5,150
Penske Automotive Group, Inc., 5.375%, 12/1/2024		185,000	186,387
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		60,000	61,050
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		20,000	21,150
Plantronics, Inc., 144A, 5.5%, 5/31/2023		35,000	35,088
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		50,000	50,750
Platform Specialty Products Corp., 144A, 10.375%, 5/1/2021		70,000	70,000
Ply Gem Industries, Inc., 6.5%, 2/1/2022		100,000	98,650
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		25,000	26,203
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023 (b)		10,000	10,375
PSPC Escrow Corp., 144A, 6.0%, 2/1/2023	EUR	130,000	130,994
Range Resources Corp., 4.875%, 5/15/2025		130,000	120,412
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		130,000	134,875
Rice Energy, Inc., 7.25%, 5/1/2023		15,000	15,150
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		45,000	45,338
RSP Permian, Inc., 6.625%, 10/1/2022		85,000	87,762
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		225,000	223,594
5.625%, 3/1/2025		75,000	73,125
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		20,000	20,250
144A, 5.375%, 4/15/2023		5,000	5,088
Sally Holdings LLC, 5.625%, 12/1/2025		155,000	165,462
Sanmina Corp., 144A, 4.375%, 6/1/2019		5,000	5,113
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		35,000	36,444
144A, 5.125%, 12/1/2024		15,000	15,713
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		20,000	20,100
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		40,000	41,500
Spectrum Brands, Inc., 5.75%, 7/15/2025		40,000	42,426
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		65,000	68,494
Springs Industries, Inc., 6.25%, 6/1/2021		55,000	55,963
Sprint Communications, Inc.:
6.0%, 11/15/2022		60,000	44,131
144A, 7.0%, 3/1/2020		60,000	61,575
Sprint Corp., 7.125%, 6/15/2024		240,000	180,000
Starz LLC, 5.0%, 9/15/2019		30,000	30,563
Suburban Propane Partners LP, 5.75%, 3/1/2025		45,000	44,325
Summit Materials LLC:
6.125%, 7/15/2023		100,000	100,750
144A, 8.5%, 4/15/2022		45,000	47,700
Sunoco LP:
144A, 5.5%, 8/1/2020		50,000	50,000
144A, 6.375%, 4/1/2023		45,000	45,675
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		322,000	336,892
6.125%, 1/15/2022		20,000	21,038
6.375%, 3/1/2025		150,000	157,500
6.464%, 4/28/2019		60,000	61,200
6.5%, 1/15/2026		5,000	5,300
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		25,000	23,250
Tenet Healthcare Corp., 144A, 4.134%**, 6/15/2020		55,000	55,069
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		65,000	63,294
The WhiteWave Foods Co., 5.375%, 10/1/2022		60,000	64,165
Titan International, Inc., 6.875%, 10/1/2020		27,000	23,355
Toll Brothers Finance Corp., 4.875%, 11/15/2025		100,000	100,750
TRI Pointe Group, Inc., 4.375%, 6/15/2019		35,000	35,088
Triumph Group, Inc., 5.25%, 6/1/2022		30,000	27,900
Tronox Finance LLC:
6.375%, 8/15/2020		45,000	38,278
144A, 7.5%, 3/15/2022		75,000	62,250
United Rentals North America, Inc., 7.375%, 5/15/2020		180,000	187,200
USG Corp., 144A, 5.5%, 3/1/2025		5,000	5,294
Western Digital Corp.:
144A, 7.375%, 4/1/2023		45,000	45,422
144A, 10.5%, 4/1/2024		73,000	70,992
Whiting Petroleum Corp., 6.25%, 4/1/2023		75,000	62,437
WPX Energy, Inc., 7.5%, 8/1/2020		150,000	142,875
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		30,000	31,410
144A, 5.625%, 10/1/2024		15,000	15,863
XPO Logistics, Inc., 144A, 5.75%, 6/15/2021	EUR	175,000	197,404
Zayo Group LLC:
6.0%, 4/1/2023		160,000	164,400
6.375%, 5/15/2025		80,000	83,200
144A, 6.375%, 5/15/2025		67,000	69,680
ZF North America Capital, Inc., 144A, 4.0%, 4/29/2020		150,000	156,750
(Cost $23,105,140)			23,294,761
Uruguay 7.3%
Republic of Uruguay, 4.125%, 11/20/2045 (Cost $4,638,860)		4,685,716	4,029,717
Total Bonds (Cost $73,951,634)			73,582,903

Loan Participations and Assignments 4.5%
Senior Loans***
Canada 0.6%
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		102,375	101,650
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 4.5%, 2/13/2019		135,626	132,009
Term Loan B, 4.75%, 12/11/2019		131,387	128,332
(Cost $369,671)			361,991
United States 3.9%
Albertson's LLC, Term Loan B2, 5.5%, 3/21/2019		127,465	127,894
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		186,675	173,514
AmSurg Corp., First Lien Term Loan B, 3.5%, 7/16/2021		49,125	49,353
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		87,739	87,821
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		126,732	126,909
BE Aerospace, Inc., Term Loan B, 4.0%, 12/16/2021		42,218	42,553
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/2019		17,255	17,032
Term Loan H, 4.0%, 1/27/2021		31,749	31,342
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		108,075	108,791
DigitalGlobe, Inc., Term Loan B, 4.75%, 1/31/2020		19,400	19,497
First Data Corp., Term Loan, 4.439%, 3/24/2021		85,000	85,336
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		332,500	333,469
Hertz Corp., Term Loan B, 3.75%, 3/11/2018		49,743	49,790
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		77,829	78,209
Level 3 Financing, Inc.:
Term Loan B2, 3.5%, 5/31/2022		120,000	120,268
Term Loan B, 4.0%, 1/15/2020		145,000	145,707
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		308,416	308,195
Pinnacle Foods Finance LLC, Term Loan G, 3.0%, 4/29/2020		116,748	116,853
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		63,716	63,464
PolyOne Corp., Term Loan B, 3.75%, 11/11/2022		19,950	20,058
Vogue International, Inc., Term Loan, 5.75%, 2/14/2020		29,400	29,497
(Cost $2,141,528)			2,135,552
Total Loan Participations and Assignments (Cost $2,511,199)			2,497,543

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,462,833)†	137.6	76,080,446
Notes Payable	(40.0)	(22,100,000)
Other Assets and Liabilities, Net	2.4	1,311,345
Net Assets	100.0	55,291,791

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	25,000	15,517	16,250
Independencia International Ltd.*	12.0%	12/30/2016	USD	577,088	1,014,646	0
					1,030,163	16,250

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill. These securities are shown at their current rate as of April 30, 2016.

*** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR, and are shown at their current rate as of April 30, 2016.

† The cost for federal income tax purposes was $76,462,838. At April 30, 2016, net unrealized depreciation for all securities based on tax cost was $382,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,827,859 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,210,251.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

As of April 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	9,390,000	USD	10,717,185	7/14/2016	(60,246)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, written option contracts, credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and other receivables, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (c)
Bonds	$ —	$ 73,582,903	$ 0	$ 73,582,903
Loan Participations and Assignments	—	2,497,543	—	2,497,543
Total	$ —	$ 76,080,446	$ 0	$ 76,080,446
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (d)
Forward Foreign Currency Exchange Contracts	$ —	$ (60,246)	$ —	$ (60,246)
Total	$ —	$ (60,246)	$ —	$ (60,246)

There have been no transfers between fair value measurement levels during the period ended April 30, 2016.

(c) See Investment Portfolio for additional detailed categorizations.

(d) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2016 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $76,462,833)	$ 76,080,446
Cash	467,448
Foreign currency, at value (cost $218,292)	191,955
Receivable for investments sold	50,575
Receivable for investments sold — when-issued securities	170,433
Interest receivable	1,073,728
Foreign taxes recoverable	41,068
Other assets	263,787
Total assets	78,339,440
Liabilities
Payable for investments purchased — when-issued securities	688,000
Notes payable	22,100,000
Interest on notes payable	14,095
Unrealized depreciation on forward foreign currency exchange contracts	60,246
Accrued management fee	45,606
Accrued Directors' fees	1,323
Other accrued expenses and payables	138,379
Total liabilities	23,047,649
Net assets, at value	$ 55,291,791
Net Assets Consist of
Undistributed net investment income	250,183
Net unrealized appreciation (depreciation) on: Investments	(382,387)
Foreign currency	(86,854)
Accumulated net realized gain (loss)	(5,790,221)
Paid-in capital	61,301,070
Net assets, at value	$ 55,291,791
Net Asset Value
Net asset value per share ($55,291,791 ÷ 6,482,604 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2016 (Unaudited)
Investment Income
Interest	$ 2,110,964
Dividends	130
Total income	2,111,094
Expenses: Management fee	265,846
Services to shareholders	3,334
Custodian fees	24,810
Accounting fees	44,758
Audit fees	47,684
Legal fees	56,994
Reports to shareholders	36,432
Directors' fees and expenses	4,549
Interest expense	148,132
Stock exchange listing fees	11,188
Other	23,445
Total expenses	667,172
Net investment income	1,443,922
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,351,964)
Swap contracts	6,556
Written options	21,390
Foreign currency	23,146
(1,300,872)
Change in net unrealized appreciation (depreciation) on: Investments	1,992,623
Swap contracts	(5,294)
Written options	(21,371)
Foreign currency	(434,665)
1,531,293
Net gain (loss)	230,421
Net increase (decrease) in net assets resulting from operations	$ 1,674,343

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2016 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 1,674,343
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(10,563,517)
Net amortization of premium/(accretion of discount)	73,779
Proceeds from sales and maturities of long-term investments	12,158,111
(Increase) decrease in interest receivable	41,078
(Increase) decrease in dividends receivable	398
(Increase) decrease in other assets	(261,191)
(Increase) decrease in receivable for investments sold and when-issued securities	(79,026)
(Increase) decrease in upfront payments paid/received on credit default swap contracts	23,178
Increase (decrease) in written options, at value	(19)
Increase (decrease) in interest on notes payable	(14,039)
Increase (decrease) in payable for investments purchased and when-issued securities	261,695
Increase (decrease) in other accrued expenses and payables	(66,694)
Change in unrealized (appreciation) depreciation on investments	(1,992,623)
Change in unrealized (appreciation) depreciation on swaps	5,294
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	436,159
Net realized (gain) loss from investments	1,351,964
Cash provided (used) by operating activities	3,048,890
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	(1,200,000)
Distributions paid	(1,802,164)
Cash provided (used) for financing activities	(3,002,164)
Increase (decrease) in cash	46,726
Cash at beginning of period (including foreign currency)	612,677
Cash at end of period (including foreign currency)	$ 659,403
Supplemental Disclosure
Interest paid on notes	(162,171)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations: Net investment income	$ 1,443,922	$ 3,222,057
Net realized gain (loss)	(1,300,872)	(1,863,764)
Change in net unrealized appreciation (depreciation)	1,531,293	(3,007,019)
Net increase (decrease) in net assets resulting from operations	1,674,343	(1,648,726)
Distributions to shareholders from net investment income	(1,802,164)	(3,547,354)
Fund share transactions: Cost of shares repurchased	—	(585,647)
Net increase (decrease) in net assets from Fund share transactions	—	(585,647)
Increase (decrease) in net assets	(127,821)	(5,781,727)
Net assets at beginning of period	55,419,612	61,201,339
Net assets at end of period (including undistributed net investment income of $250,183 and $608,425, respectively)	$ 55,291,791	$ 55,419,612
Other Information
Shares outstanding at beginning of period	6,482,604	6,554,942
Shares repurchased	—	(72,338)
Shares outstanding at end of period	6,482,604	6,482,604

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 4/30/16 (Unaudited)		Years Ended October 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 8.55	$ 9.34	$ 9.29	$ 9.80	$ 8.62	$ 8.88
Income (loss) from investment operations: Net investment income[a]	.22	.50	.54	.55	.59	.50
Net realized and unrealized gain (loss)	.04[d]	(.75)	.01	(.55)	1.08[d]	(.26)
Total from investment operations	.26	(.25)	.55	(.00)***	1.67	.24
Less distributions from: Net investment income	(.28)	(.55)	(.54)	(.55)	(.51)	(.55)
NAV accretion resulting from repurchases of shares and shares tendered at a discount to NAV[a]	—	.01	.04	.04	.02	.05
Net asset value, end of period	$ 8.53	$ 8.55	$ 9.34	$ 9.29	$ 9.80	$ 8.62
Market value, end of period	$ 8.03	$ 7.98	$ 8.23	$ 8.29	$ 8.82	$ 7.65
Total Return
Per share net asset value (%)[b]	3.41d**	(2.13)	7.36	1.06	20.86[d]	4.12
Per share market value (%)[b]	4.30**	3.67	6.01	.20	22.57	(2.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	55	61	63	70	63
Ratio of expenses (including interest expense) (%)	2.51*	2.40	2.29	2.21	2.36	2.22
Ratio of expenses (excluding interest expense) (%)	1.95*	1.90	1.82	1.68	1.67	1.86
Ratio of net investment income (%)	5.43*	5.55	5.82	5.77	6.54	5.75
Portfolio turnover rate (%)	14**	50	37	48	25	89
Total debt outstanding, end of period ($ thousands)	22,100	23,300	26,500	23,000	31,000	26,000
Asset coverage per $1,000 of debt[c]	3,502	3,379	3,309	3,751	3,242	3,410

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

[d] During the year ended October 31, 2012 and the six months ended April 30, 2016, Lehman Brothers International issued a Claims Determination Deed to the Fund as a partial settlement for a loss written off by the Fund in 2008. The impact of this claim amounted to $0.13 and $0.04 per share, respectively. Excluding this pending claim, total return would have been 1.39% and 0.47% lower, respectively.

* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation. At the Fund's 2015 Annual Meeting of Stockholders held on September 30, 2015, the Fund's stockholders approved an amendment to the Fund's Articles of Incorporation, limiting the Fund's term of existence until September 30, 2017, or such earlier date as may be determined by the Fund's Board, at which time the Fund will be liquidated.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurement is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Global High Income Fund, Inc. is approved to participate in securities lending, but had no securities on loan during the period ended April 30, 2016. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If Affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $4,489,000, including $2,345,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or October 31, 2017, the expiration date, whichever occurs first; and approximately $2,144,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($527,000) and long-term losses ($1,617,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward currency contracts, recognition of certain currency gain (loss) as ordinary income (loss), foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency positions at the Fund's custodian bank at April 30, 2016.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal. The Fund uses the specific identification method for determining realized gain or loss on investments. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of April 30, 2016. For the six months ended April 30, 2016, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $195,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts and written option contracts as of April 30, 2016. For the six months ended April 30, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $100, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $100.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $9,504,000 to $10,717,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (60,246)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (29,610)	$ 21,390	$ —	$ —	$ (8,220)
Credit Contracts (a)	—	—	6,556	—	6,556
Foreign Exchange Contracts (b)	—	—	—	48,963	48,963
	$ (29,610)	$ 21,390	$ 6,556	$ 48,963	$ 47,299

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options and swap contracts, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Option	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ 29,448	$ (21,371)	$ —	$ —	$ 8,077
Credit Contracts (b)	—	—	(5,294)	—	(5,294)
Foreign Exchange Contracts (c)	—	—	—	(436,159)	(436,159)
	$ 29,448	$ (21,371)	$ (5,294)	$ (436,159)	$ (433,376)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively

(b) Change in net unrealized appreciation (depreciation) on swap contracts

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 60,246	~~$ —~~ 	~~$ —~~ 	$ 60,246

C. Purchases and Sales of Securities

During the six months ended April 30, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $10,563,517 and $12,158,111, respectively.

For the six months ended April 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contracts	Premium
Outstanding, beginning of period	600,000	$ 21,390
Options expired	(600,000)	(21,390)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Advisory, Management and Administration Agreement ("Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DSC aggregated $1,207, of which $619 is unpaid.

DIMA is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIMA and State Street Bank and Trust Company ("SSB"), DIMA has delegated all accounting functions to SSB. DIMA compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA aggregated $44,758, of which $7,638 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $8,736, all of which was unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Share Repurchases

The Board of Directors has authorized the Fund to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. There were no purchased shares of common stock during the six months ended April 30, 2016. During the year ended October 31, 2015, the Fund purchased 72,338 of its shares of common stock on the open market at a total cost of $585,647 ($8.10 average per share). The average discount of these purchased shares, comparing the purchase price to the net asset value at the time of purchase, was 11.07%.

H. Borrowings

The Fund has a secured line of credit with a commercial bank in an amount up to $26,000,000 ($30,000,000 prior to April 6, 2016), with a maturity date of April 5, 2017. Loans under the facility generally bear interest at the applicable LIBOR rate plus 0.90%. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At April 30, 2016, the Fund had a notes payable outstanding of $22,100,000. The weighted average outstanding daily balance of all loans during the six months ended April 30, 2016 was approximately $21,664,000, with a weighted average annualized borrowing cost of 1.38%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings or to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

On July 10, 2015, the Fund announced that its Board of Directors had approved, subject to stockholder approval, an amendment to the Fund’s Articles of Incorporation requiring the liquidation and dissolution of the Fund. At the Fund’s 2015 Annual Meeting held on September 30, 2015, the Fund’s stockholders approved the amendment to the Fund’s Articles of Incorporation, limiting the Fund’s term of existence until September 30, 2017, or such earlier date as may be determined by the Fund’s Board, at which time the Fund will be liquidated.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

Whenever the Fund declares an income dividend or a capital gain distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund’s common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gain distribution payable on the Participant’s shares by the greater of the following amounts per share of the Fund’s common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund’s common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gain distribution on such Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date. Should the Fund declare an income dividend or capital gain distribution payable only in cash, the amount of such dividend or distribution on each Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Open-market purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

Each Participant may send additional funds in the amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Such voluntary payments will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional shares of the Fund’s common stock as of that investment date. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Optional cash payments should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Global High Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the Fund’s common stock is traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gain distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the Participant.

The service fees for handling capital gain distributions or income dividends will be paid by the Fund.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gain distributions or income dividends. If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct brokerage commissions for this transaction and any transfer taxes. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210

Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	LBF
CUSIP Number	25158V 108

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

The following individuals handle the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2010. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structure of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2006 with six years of industry experience, and the Fund in 2016.
•	Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
•	Portfolio Manager for High Yield Strategies: New York.
•	BS, Universality of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc.

(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended April 30, 2016.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	$1-$10,000	$100,001-$500,000
Thomas R. Bouchard	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s semiannual period ended April 30, 2016

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$5,305,731,201	-	-
Thomas R. Bouchard	6	$1,988,917,840	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-
Thomas R. Bouchard	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	4	$699,193,108	-	-
Thomas R. Bouchard	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30, 2015	-	$ -	n/a	n/a
December 1 through December 31, 2015	-	$ -	n/a	n/a
January 1 through January 31, 2016	-	$ -	n/a	n/a
February 1 through February 29, 2016	-	$ -	n/a	n/a
March 1 through March 31, 2016	-	$ -	n/a	n/a
April 1 through April 30, 2016	-	$ -	n/a	n/a

Total	-	$ -	-

The Fund may from time to time repurchase shares in the open market when the Fund's shares trade at a discount to their net asset value.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2016